                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSRS

Investment Company Act file number 811-642

                        SCUDDER INTERNATIONAL FUND, INC.
                        --------------------------------
               (Exact Name of Registrant as Specified in Charter)

                      345 Park Avenue, New York, NY 10154
                  --------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        10/31

Date of reporting period:       4/30/2004

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

Scudder Latin America Fund

Semiannual Report to Shareholders

April 30, 2004

Contents

<Click Here> Performance Summary

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Account Management Resources

<Click Here> Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. The fund may focus its investments in certain geographical regions, thereby increasing its vulnerability to developments in that region. Additionally, investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation and political and economic changes and market risks. This fund is also nondiversified and can take larger positions in fewer companies, increasing its overall potential risk. All of these factors may result in greater share price volatility. Please read this fund's prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary April 30, 2004

Classes A, B, C and M

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the product's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Class M shares are not subject to sales charges.

Returns and rankings for all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the sale of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A, B and C shares prior to May 29, 2001 are derived from the historical performance of Class S shares of the Scudder Latin America Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 4/30/04
Scudder Latin America Fund	6-Month++	1-Year	3-Year	5-Year	10-Year
Class A	7.83%	26.33%	4.95%	3.07%	3.78%
Class B	7.43%	25.39%	4.17%	2.28%	2.97%
Class C	7.40%	25.41%	4.09%	2.25%	2.97%
MSCI EM Latin America Index+	10.25%	41.41%	7.17%	5.54%	N/A**
S&P/IFC Latin America Investable Total Return Index++	10.73%	43.34%	9.24%	6.98%	3.66%

Scudder Latin America Fund	6-Month++	1-Year	Life of Class*
Class M	7.98%	27.40%	9.91%
MSCI EM Latin America Index+	10.25%	41.41%	11.49%
S&P/IFC Latin America Investable Total Return Index++	10.73%	43.34%	13.81%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

++ Total returns shown for periods less than one year are not annualized.
* Class M shares commenced operations on December 14, 2001. Index returns begin December 31, 2001.
** Index began on December 31, 1998.

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class M
Net Asset Value 4/30/04	$ 22.91	$ 22.93	$ 22.84	$ 23.11
10/31/03	$ 21.59	$ 21.51	$ 21.45	$ 21.78
Distribution Information: Six Months: Income Dividends as of 4/30/04	$ .38	$ .18	$ .19	$ .44

Class A Lipper Rankings - Latin American Funds Category as of 4/30/04
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	24	of	26	89

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] Scudder Latin America Fund - Class A [] S&P/IFC Latin America Investable Total Return Index++

Yearly periods ended April 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Comparative Results (Adjusted for Maximum Sales Charge) as of 4/30/04
Scudder Latin America Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$11,907	$10,894	$10,964	$13,665
	Average annual total return	19.07%	2.89%	1.86%	3.17%
Class B	Growth of $10,000	$12,239	$11,103	$11,096	$13,406
	Average annual total return	22.39%	3.55%	2.10%	2.97%
Class C	Growth of $10,000	$12,541	$11,278	$11,176	$13,400
	Average annual total return	25.41%	4.09%	2.25%	2.97%
MSCI EM Latin America Index+	Growth of $10,000	$14,141	$12,309	$13,097	N/A**
	Average annual total return	41.41%	7.17%	5.54%	N/A**
S&P/IFC Latin America Investable Total Return Index++	Growth of $10,000	$14,334	$13,036	$14,010	$14,330
	Average annual total return	43.34%	9.24%	6.98%	3.66%

Scudder Latin America Fund		1-Year	Life of Class*
Class M	Growth of $10,000	$12,740	$12,518
	Average annual total return	27.40%	9.91%
MSCI EM Latin America Index+	Growth of $10,000	$14,141	$12,889
	Average annual total return	41.41%	11.49%
S&P/IFC Latin America Investable Total Return Index++	Growth of $10,000	$14,334	$13,468
	Average annual total return	43.34%	13.81%

The growth of $10,000 is cumulative.

* Class M shares commenced operations on December 14, 2001. Index returns begin December 31, 2001.
** Index began on December 31, 1998.
+ The Morgan Stanley Capital International (MSCI) EM (Emerging Markets) Latin America Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in seven Latin American markets.
++ The S&P/IFC Latin America Investable Total Return Index is prepared by International Finance Corporation. It is an unmanaged, market-capitalization-weighted representation of stock performance in seven Latin American markets, and measures the returns of stocks that are legally and practically available to investors.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Effective March 1, 2004, the MSCI EM Latin America Index replaced the S&P/IFC Latin America Investable Total Return Index as the fund's benchmark index because the advisor believes that it more accurately reflects the fund's investment strategy.

Class AARP and Class S

Class AARP has been created especially for members of AARP. Class S is not available to new investors.

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit aarp.scudder.com (Class AARP) or myScudder.com (Class S) for the product's most recent month-end performance.

Returns and rankings for all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the sale of fund shares. Returns and rankings may differ by share class.

Returns shown for Class AARP shares prior to October 2, 2000 are derived from the historical performance of Class S shares of Scudder Latin America Fund during such periods and have assumed the same expense structure during such periods. Any difference in expenses will affect performance.

Average Annual Total Returns as of 4/30/04
Scudder Latin America Fund	6-Month++	1-Year	3-Year	5-Year	10-Year
Class S	7.92%	26.67%	5.25%	3.36%	4.07%
Class AARP	7.96%	26.68%	5.31%	3.39%	4.09%
MSCI EM Latin America Index+	10.25%	41.41%	7.17%	5.54%	N/A*
S&P/IFC Latin America Investable Total Return Index++	10.73%	43.34%	9.24%	6.98%	3.66%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.
++ Total returns shown for periods less than one year are not annualized.
* Index began on December 31, 1998.
Net Asset Value and Distribution Information
	Class AARP	Class S
Net Asset Value: 4/30/04	$ 22.95	$ 22.92
10/31/03	$ 21.65	$ 21.62
Distribution Information: Six Months: Income Dividends as of 4/30/04	$ .44	$ .43

Class S Lipper Rankings - Latin American Funds Category as of 4/30/04
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	23	of	26	86
3-Year	15	of	21	69
5-Year	10	of	19	50
10-Year	1	of	6	15

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] Scudder Latin America Fund - Class S [] S&P/IFC Latin America Investable Total Return Index++

Yearly periods ended April 30

The growth of $10,000 is cumulative.

Comparative Results as of 4/30/04
Scudder Latin America Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$12,667	$11,658	$11,798	$14,908
	Average annual total return	26.67%	5.25%	3.36%	4.07%
Class AARP	Growth of $10,000	$12,668	$11,678	$11,812	$14,926
	Average annual total return	26.68%	5.31%	3.39%	4.09%
MSCI EM Latin America Index+	Growth of $10,000	$14,141	$12,309	$13,097	N/A*
	Average annual total return	41.41%	7.17%	5.54%	N/A*
S&P/IFC Latin America Investable Total Return Index++	Growth of $10,000	$14,334	$13,036	$14,010	$14,330
	Average annual total return	43.34%	9.24%	6.98%	3.66%

The growth of $10,000 is cumulative.

+ The Morgan Stanley Capital International (MSCI) EM (Emerging Markets) Latin America Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in seven Latin American markets.
++ The S&P/IFC Latin America Investable Total Return Index is prepared by International Finance Corporation. It is an unmanaged, market-capitalization-weighted representation of stock performance in seven Latin American markets, and measures the returns of stocks that are legally and practically available to investors.
* Index began on December 31, 1998.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Effective March 1, 2004, the MSCI EM Latin America Index replaced the S&P/IFC Latin America Investable Total Return Index as the fund's benchmark index because the advisor believes that it more accurately reflects the fund's investment strategy.

Portfolio Management Review

In the following interview, Portfolio Co-Managers Paul Rogers and Tara Kenney discuss Scudder Latin America Fund's strategy and the market environment during the six-month period ended April 30, 2004.

Q: How did stocks in Latin America perform during the past six months?

A: The Latin markets rose during the reporting period, reflecting continued strength in the global economy and a positive overall investment backdrop for the region. Countries in Latin America also have benefited from rising commodities prices and surging export volumes. This has helped improve both corporate earnings and the fiscal outlooks of the region's governments. Also, inflationary pressures have remained muted, allowing central banks - most notably in Brazil - to continue the process of reducing interest rates.

Despite these positive trends, the reporting period closed on a down note as investors sold positions in order to book profits after 13-plus months of favorable market performance. Two main factors led to the markets' poor showing in April. First, a strong jobs report in the United States caused concerns that the Federal Reserve would soon need to raise interest rates - an act that could lead to slower growth in the world economy. Second, China's government began taking steps to slow the country's white-hot growth, a potential negative for exporters in Latin America. In general, however, the China growth story, and demand for commodities, has been a positive underlying factor for the Latin economies, Brazil and Chile in particular.

Q: How did the fund perform in relation to its benchmark and peer group?

A: For the six-month period ended April 30, 2004, Class A shares of Scudder Latin America Fund produced a positive absolute total return of 7.83%. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Please see page 3 through 8 for the performance of other share classes and more complete performance information.) In comparison, the fund's benchmark, the MSCI EM Latin America Index, produced a total return of 10.25%.1 The fund's former index, the S&P/IFC Latin America Investable Total Return Index, returned 10.73% for the same period.2 The fund also trailed the 10.06% average return of the 26 funds in its Lipper peer group, Latin America Funds.3

1 The Morgan Stanley Capital International (MSCI) EM (Emerging Markets) Latin America Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in seven Latin American markets.
Effective March 1, 2004, the MSCI EM Latin America Index replaced the S&P/IFC Latin America Investable Total Return Index as the fund's benchmark index because the advisor believes that it more accurately reflects the fund's investment strategy.
2 The S&P/IFC Latin America Investable Total Return Index is prepared by International Finance Corporation. It is an unmanaged, market-capitalization-weighted representation of stock performance in seven Latin American markets, and measures the returns of stocks that are legally and practically available to investors.
3 Source: Lipper Inc. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the Latin America Funds category, which are defined as those that concentrate their investments in equity securities with primary trading markets or operations concentrated in the Latin American region or in a single country within this region.

There were three main causes for the fund's underperformance:

• We positioned the portfolio with an overweight in Brazil and a corresponding underweight in Mexico.4 While this helped performance earlier in the reporting period, it became a detractor once the markets began to weaken. Overall, given that Brazil returned approximately 6% for the period, compared with 20% for Mexico, this positioning detracted from returns.

4 "Overweight" means a fund holds a higher weighting in a given sector or country than the benchmark index and indicates a positive view on the security, sector or country in question. "Underweight" means a fund holds a lower weighting than the benchmark, indicating that the manager likely expects the asset in question to underperform the market as a whole.

• Within the telecommunications sector, our stock selection was weak. The fund had too much invested in the fixed-line telephone companies and too little in the cellular companies, and the latter group performed strongly during the period. Most notably, the fund did not own enough of Mexico's America Movil SA de CV, which produced exceptional returns during the reporting period.

• Relative performance was hurt to a lesser extent by the fund's underweight in the "peripheral" markets - Colombia, Peru and Argentina - although our decision to avoid Venezuela helped.

We view the trends underlying these factors as being transitory in nature. Although incorrect positioning among countries and sectors will of course hurt performance in the short term, our primary focus is to own well-managed, profitable companies with favorable debt structures and the ability to withstand turbulence in the region's economy. We believe that an emphasis on such companies - through all market environments - is the key to generating long-term outperformance.

Q: How would you describe your views on Brazil and Mexico, the fund's two largest country weightings?

A: Even though the fund's overweight in Brazil detracted from performance during the past six months, the dramatic improvement in Brazil's fiscal picture - as evidenced by lower government debt, rising exports and the stability of the currency exchange rate - gives us confidence that Brazil is in a much better economic position than in the past. We are encouraged by trends such as rising industrial production and declining consumer delinquencies. In our view, the latter trend indicates that households have less debt than in the past, meaning that consumer demand could rise if confidence improves. Also supporting the Brazilian market is the fact that interest rates have come down significantly. Although the Central Bank surprised investors by holding rates steady in January and February, it did elect to cut rates by a quarter of a point in both March and April. Despite corruption allegations and a concurrent decline in the popularity of President Lula, the reform process appears to remain on track, and the government was able to present a minimum-wage bill that held the line on increases and should help limit the government's benefit payments. Companies, as well, have taken major strides to strengthen their balance sheets and reduce their costs of production. Despite these improvements, however, Brazil remains vulnerable to increasing global instability and heightened risk aversion among investors. This makes the short-term outlook more challenging.

Meanwhile, Mexico's fortunes remain closely linked with those of the United States. As expected, fourth-quarter numbers showed Mexico's gross domestic product rising in conjunction with US industrial production figures. We believe this represents a long-term positive for Mexico. In addition, low interest rates and a continued sound banking system should fuel growth in mortgages, credit card sales and overall strength in the consumer sector. We believe that better US growth (although it likely will lead to higher interest rates) should be a longer-term positive for both consumers and exporters in Mexico. As a result, we are maintaining an overweight in Mexico, with an emphasis on blue chip companies such as Wal-Mart de Mexico SA de CV, Fomento Economico Mexicano SA de CV and America Movil SA de CV.

The fund's overweight positions in these two countries is offset by an underweight in the region's peripheral markets: Argentina, Chile, Venezuela, Colombia and Peru. The fund holds roughly 8% in these countries, versus the benchmark weighting of 18%. During the reporting period, the fund's relative performance was hurt by the strong returns delivered by Argentina, Peru and Colombia. Nevertheless, we continue to believe that there are few companies within these countries that meet our criteria for ownership - particularly strong cash flow and healthy balance sheets. We are also concerned about liquidity (i.e., the ease of trading in and out of securities), particularly during times of market stress.

Q: What changes did you make within the portfolio during the period?

A: High stock market volatility has meant that valuations have been changing very quickly.5 This has led to a slight increase in turnover from the previous low levels. Also affecting turnover and the fund's positioning were two takeovers - one completed and one announced - in the Latin markets. First, the purchase of Bancomer by BBVA was finalized. As we sold down Bancomer, we reinvested the proceeds in other Mexican companies. (Bancomer was no longer in the portfolio as of April 30, 2004.) Second, Brazil's Companhia de Bebidas das Americas SA ("Ambev") announced a merger with Belgium's Interbrew. The terms of the deal were unfavorable to minority investors, and after analyzing the proposed new company structure, we elected to trim the fund's position in Ambev. We redeployed the proceeds into companies we believed offered the most attractive opportunities at the time: in Brazil, Telesp Cellular Participacoes SA, Unibanco - Uniao de Bancos Brasileiros SA, Caemi Mineracao e Metalurgica SA (mining) and Cemig (utilities); and in Mexico, America Movil SA de CV, Cemex SA de CV (cement), the beverage company Fomento Economico Mexicano SA de CV ("FEMSA") and Alfa SA. We also purchased the Mexican homebuilders Corporacion Geo SA de CV and Consorico ARA SA de CV, which, along with Femsa, provide exposure to the strengthening consumer sector. Similarly, our decision to add to the fund's position in Unibanco helps increase the fund's exposure to consumers in Brazil. Other sells included companies where we believed the valuations to be less compelling. Banco Itau Holding Financeira SA, Tele Norte Leste Participacoes SA, Brasil Telecom Participacoes SA and the retailer Pao de Acucar SA were among them. As of April 30, 2004 the positions in Cemig and Pao de Acucar SA were sold.

5 "Valuation" refers to the price investors pay for a stock. Investors generally look for inexpensive stocks (those with low valuations). A company with a $1 per share of earnings and a $20 share price is seen as being less expensive than a company with the same earnings and a $30 share price.

The fund continues to hold a position in commodities-oriented companies in Brazil. While this positioning helped performance significantly in 2003 and the first calendar quarter of this year, it detracted from performance in April. We began to trim this weighting on valuation concerns during the first quarter, which modestly helped dampen the downside. However, following the sharp decline in the sector in April, we elected to stop the process of selling and instead maintain the position given what we now see as the group's reasonable valuations.

Q: Stocks in Latin America have come a long way since reaching their lows in March of 2003. Are you still finding favorable investment opportunities?

A: We believe that stock markets in Latin America can continue to outperform the overall world market provided there is not a protracted rise in global interest rates. But even if rates rise, we believe the region is in a much better position to weather adversity than it has been in the past, since its companies appear to be so much healthier. We believe valuations remain supportive as well, with the markets in Brazil and Mexico trading below their historic averages. What's more, with the recent sell-off in the region, major Latin companies such as Petroleo Brasiliero SA ("Petrobras"), America Movil SA de CV, Companhia Vale do Rio Doce (mining) and Cemex SA de CV have become much less expensive than their global peers, given their strong earnings growth.

Unfortunately, the environment for Latin American stock markets is proving more difficult as we enter the second half of 2004. In our view, global instability, the war in Iraq, rising oil prices, concerns over China's economy and the likelihood of an increase in US interest rates all put pressure on the region's fixed-income markets, currencies and stock markets. We are convinced, however, that the underlying economies of the region are in a much better position to withstand these shocks than any time in their past, and we thus remain confident that the stock markets will recover as these fears subside.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary April 30, 2004

Geographical	4/30/04	10/31/03

Brazil	46%	53%
Mexico	46%	40%
Chile	5%	4%
Argentina	2%	1%
Peru	1%	2%
	100%	100%

Sector Diversification	4/30/04	10/31/03

Telecommunication Services	27%	25%
Materials	23%	22%
Consumer Staples	16%	15%
Energy	13%	13%
Financials	9%	12%
Consumer Discretionary	5%	10%
Utilities	4%	3%
Industrials	3%	-
	100%	100%

Geographical and sector diversification are subject to change.

Ten Largest Equity Holdings at April 30, 2004 (65.1% of Portfolio)
1. Petroleo Brasileiro SA Producer and distributor of petroleum	Brazil	12.6%
2. America Movil SA de CV Provider of wireless communication services	Mexico	11.2%
3. Telefonos de Mexico SA de CV Provider of telecommunication services	Mexico	8.9%
4. Wal-Mart de Mexico SA de CV Operator of discount stores	Mexico	6.4%
5. Companhia Vale do Rio Doce Operator of diverse mining and industrial complex	Brazil	6.2%
6. Cemex SA de CV Producer of concrete and cement	Mexico	5.2%
7. Grupo Televisa SA de CV Operator of media businesses	Mexico	4.7%
8. Fomento Economico Mexicano SA de CV Provider of beer, soft drinks and mineral water	Mexico	4.1%
9. Banco Brandesco SA Provider of banking services	Brazil	2.9%
10. Banco Itau Holding Financeira SA Provider of banking services	Brazil	2.9%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 18. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end is available upon request on the 16th of the following month. Please see the Account Management Resources section for contact information.

Investment Portfolio as of April 30, 2004 (Unaudited)

	Shares	Value ($)

Equity Securities 100.0%
Argentina 1.5%
BI SA "A" (New) (b)*	3,231,425	762,358
Loma Negra SA (b)*	448,653	894,146
Nortel Inversora SA "A" (ADR) (Preferred)*	33,663	133,306
Quimica Estrella SA "B"*	227,160	83,985
Tenaris SA	416,380	1,274,064
Tenaris SA (ADR)	60,000	1,799,400
(Cost $11,894,376)		4,947,259
Brazil 46.1%
Aracruz Celulose SA "B" (ADR) (Preferred)	165,400	5,150,556
Banco Bradesco SA	236,000	9,593,400
Banco Itau Holding Financeira SA	117,824,100	9,363,238
Brasil Telecom Participacoes SA (ADR) (Preferred)	135,700	4,206,700
Caemi Mineracao e Metalurgica SA (Voting)	16,090,500	5,872,045
Companhia de Bebidas das Americas (ADR) (Preferred)	300,300	5,633,628
Companhia de Bebidas das Americas (Preferred)	8,540,700	1,594,827
Companhia Energetica de Minas Gerais SA (Preferred)	506,700,000	7,776,774
Companhia Siderurgica Nacional SA (ADR)	137,000	6,465,030
Companhia Vale do Rio Doce "A" (ADR) (Preferred)	490,700	19,181,463
Companhia Vale do Rio Doce (ADR)	22,000	1,001,000
Empresa Brasiliera de Aeronautica SA (ADR) (Preferred)	112,400	2,899,920
Gerdau SA (Preferred)	191,400	2,023,670
Petroleo Brasileiro SA (ADR)	166,900	4,164,155
Petroleo Brasileiro SA (Preferred)	1,477,247	36,936,213
Tele Norte Leste Participacoes SA (ADR) (Preferred)	720,100	8,525,984
Telesp Celular Participacoes SA (ADR)*	641,900	4,576,747
Unibanco - Uniao de Bancos Brasileiros SA (GDR)	166,000	3,253,600
Usinas Siderurgicas de Minas Gerais SA "A" (Preferred)	494,900	4,894,986
Votorantim Celulose e Papel SA (ADR)	228,750	7,182,750
(Cost $108,987,480)		150,296,686
Chile 5.1%
Banco Santander Chile SA (ADR)	151,800	3,788,928
Compania Cervecerias Unidas SA (ADR)	151,200	3,152,520
Compania de Telecomunicaciones de Chile SA "A" (ADR)	441,400	5,009,890
Empresa Nacional de Electricidad SA (ADR)	160,000	2,120,000
Enersis SA (ADR)	447,400	2,706,770
(Cost $18,119,678)		16,778,108
Mexico 45.9%
Alfa SA "A"	1,350,000	4,373,938
America Movil SA de CV "L" (ADR)	1,084,200	36,645,960
Cemex SA de CV "L" (ADR)	577,333	17,002,457
Coca-Cola FEMSA SA de CV "L" (ADR)	38,900	827,014
Consorico ARA SA de CV*	588,000	1,595,728
Corporacion GEO SA de CV "B"*	272,000	1,554,898
Fomento Economico Mexicano SA de CV (ADR)	304,700	13,321,484
Grupo Continential SA	851,250	1,561,209
Grupo Financiero Banorte SA de CV "O"	710,000	2,517,290
Grupo Mexico SA de CV "B"	405,000	1,192,699
Grupo Modelo SA de CV "C"	1,457,200	3,636,940
Grupo Televisa SA de CV (ADR)	350,600	15,282,654
Hylsamex, SA de CV*	186,951	244,020
Telefonos de Mexico SA de CV "L" (ADR)	850,400	29,032,656
Wal-Mart de Mexico SA de CV "V"	7,119,479	20,692,174
(Cost $101,124,455)		149,481,121
Peru 1.4%
Compania de Minas Buenaventura SA (ADR) (Cost $2,433,361)	205,000	4,436,200
Total Investment Portfolio - 100.0% (Cost $242,559,350) (a)		325,939,374

* Non-income producing security.
(a) The cost for federal income tax purposes was $245,607,383. At April 30, 2004, net unrealized appreciation for all securities based on tax cost was $80,331,991. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $95,710,696 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $15,378,705.
(b) The Fund may purchase securities that are subject to legal or contractual restriction on resale ("restricted securities"). Restricted securities are securities which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933. The Fund may be unable to sell a restricted security and it may be more difficult to determine a market value for a restricted security. Moreover, if adverse market conditions were to develop during the period between the Fund's decision to sell a restricted security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of the Fund.
Schedule of Restricted Securities
Securities	Acquisition Dates	Acquisition Cost ($)	Value ($)	Value as % of Net Assets
BI SA "A" (New)	10/22/1993	3,360,564	762,358.23
Loma Negra SA	8/23/1994-1/17/2001	4,816,805	894,146.28
Total Restricted Securities			1,656,504.51

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of April 30, 2004 (Unaudited)
Assets
Investments in securities, at value (cost $242,559,350)	$ 325,939,374
Cash	28,903
Foreign currency, at value (cost $391,224)	361,615
Receivable for investments sold	1,302,001
Dividends receivable	3,114,822
Interest receivable	1,951
Receivable for Fund shares sold	41,739
Total assets	330,790,405
Liabilities
Payable for investments purchased	1,150,648
Notes payable	2,400,000
Payable for Fund shares redeemed	3,537,899
Accrued management fee	361,029
Other accrued expenses and payables	141,740
Total liabilities	7,591,316
Net assets, at value	$ 323,199,089
Net Assets
Net assets consist of: Undistributed net investment income	1,416,928
Net unrealized appreciation (depreciation) on: Investments	83,380,024
Foreign currency related transactions	(32,417)
Accumulated net realized gain (loss)	(84,137,389)
Paid-in capital	322,571,943
Net assets, at value	$ 323,199,089

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of April 30, 2004 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($5,347,271 / 233,394 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$ 22.91
Maximum offering price per share (100 / 94.25 of $22.91)	$ 24.31
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($301,290 / 13,140 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)
$ 22.93
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($400,955 / 17,552 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)
$ 22.84
Class M Net Asset Value, offering and redemption price per share ($10,778,940 / 466,469 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)	$ 23.11
Class AARP Net Asset Value, offering and redemption price per share ($2,518,898 / 109,772 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 22.95
Class S Net Asset Value, offering and redemption price per share ($303,851,735 / 13,256,845 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 22.92

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended April 30, 2004 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $720,932)	$ 7,549,315
Interest - Scudder Cash Management QP Trust	25,483
Total Income	7,574,798
Expenses: Management fee	2,236,239
Administrative fee	967,132
Services to shareholders*	86,250
Custodian and accounting fees*	53,490
Distribution service fees	20,810
Auditing*	7,170
Legal*	1,617
Directors' fees and expenses	7,062
Reports to shareholders*	6,570
Registration fees*	5,100
Interest expense	1,032
Other	11,291
Total expenses, before expense reductions	3,403,763
Expense reductions	(238,021)
Total expenses, after expense reductions	3,165,742
Net investment income (loss)	4,409,056
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	13,755,473
Foreign currency related transactions (including CPMF tax of $70,932)	(188,191)
13,567,282
Net unrealized appreciation (depreciation) during the period on: Investments	7,770,727
Foreign currency related transactions	(34,463)
7,736,264
Net gain (loss) on investment transactions	21,303,546
Net increase (decrease) in net assets resulting from operations	$ 25,712,602

* These amounts reflect one month of operating expenses previously covered by the Administrative Agreement (see Note C of the Notes to the Financial Statements).

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended April 30, 2004 (Unaudited)	Year Ended October 31, 2003
Operations: Net investment income (loss)	$ 4,409,056	$ 3,914,048
Net realized gain (loss) on investment transactions	13,567,282	(15,446,762)
Net unrealized appreciation (depreciation) on investment transactions during the period	7,736,264	109,178,042
Net increase (decrease) in net assets resulting from operations	25,712,602	97,645,328
Distributions to shareholders from: Net investment income: Class A	(125,346)	(1,106)
Class B	(2,144)	-
Class C	(22,052)	-
Class M	(213,781)	(83,677)
Class AARP	(26,909)	(1,475)
Class S	(5,825,491)	(2,049,816)
Fund share transactions: Proceeds from shares sold	32,668,557	30,375,669
Net assets acquired in tax-free reorganization	-	57,604
Reinvestment of distributions	5,781,527	1,999,841
Cost of shares redeemed	(51,389,004)	(48,631,567)
Redemption fees	-	7,349
Net increase (decrease) in net assets from Fund share transactions	(12,938,920)	(16,191,104)
Increase (decrease) in net assets	6,557,959	79,318,150
Net assets at beginning of period	316,641,130	237,322,980
Net assets at end of period (including undistributed net investment income of $1,416,928 and $3,223,595, respectively)	$ 323,199,089	$ 316,641,130

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended October 31,	2004[a]	2003	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 21.59	$ 15.21	$ 17.36	$ 21.51
Income (loss) from investment operations: Net investment income (loss)[c]	.28	.22	.14	(.09)
Net realized and unrealized gain (loss) on investment transactions	1.42	6.26	(2.10)	(4.06)
Total from investment operations	1.70	6.48	(1.96)	(4.15)
Less distributions from: Net investment income	(.38)	(.10)	(.27)	-
Redemption fees	-	.00***	.08	-
Net asset value, end of period	$ 22.91	$ 21.59	$ 15.21	$ 17.36
Total Return (%)[d]	7.83e**	42.72[e]	(11.12)	(19.29)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	5	6.23		.55
Ratio of expenses before expense reductions (%)	2.07*	2.17	2.18	2.18*
Ratio of expenses after expense reductions (%)	1.92*	2.14	2.18	2.18*
Ratio of net investment income (loss) (%)	2.31*	1.29	.83	(1.39)*
Portfolio turnover rate (%)	50*	24	22	20
[a] For the six months ended April 30, 2004 (Unaudited).
[b] For the period from May 29, 2001 (commencement of operations of Class A shares) to October 31, 2001.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charges.
[e] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class B
Years Ended October 31,	2004[a]	2003	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 21.51	$ 15.18	$ 17.32	$ 21.51
Income (loss) from investment operations: Net investment income (loss)[c]	.18	.07	.04	(.14)
Net realized and unrealized gain (loss) on investment transactions	1.42	6.26	(2.14)	(4.05)
Total from investment operations	1.60	6.33	(2.10)	(4.19)
Less distributions from: Net investment income	(.18)	-	(.12)	-
Redemption fees	-	.00***	.08	-
Net asset value, end of period	$ 22.93	$ 21.51	$ 15.18	$ 17.32
Total Return (%)[d]	7.43e**	41.70[e]	(11.82)	(19.48)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.3	.22	.04	.001
Ratio of expenses before expense reductions (%)	2.98*	3.00	2.98	2.98*
Ratio of expenses after expense reductions (%)	2.76*	2.96	2.98	2.98*
Ratio of net investment income (loss) (%)	1.47*	.47	.03	(2.19)*
Portfolio turnover rate (%)	50*	24	22	20
[a] For the six months ended April 30, 2004 (Unaudited).
[b] For the period from May 29, 2001 (commencement of operations of Class B shares) to October 31, 2001.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charges.
[e] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C
Years Ended October 31,	2004[a]	2003	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 21.45	$ 15.14	$ 17.28	$ 21.51
Income (loss) from investment operations: Net investment income (loss)[c]	.17	.08	.05	(.14)
Net realized and unrealized gain (loss) on investment transactions	1.41	6.23	(2.15)	(4.09)
Total from investment operations	1.58	6.31	(2.10)	(4.23)
Less distributions from: Net investment income	(.19)	-	(.12)	-
Redemption fees	-	.00***	.08	-
Net asset value, end of period	$ 22.84	$ 21.45	$ 15.14	$ 17.28
Total Return (%)[d]	7.40e**	41.68[e]	(11.82)	(19.67)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.4	.22	.01	.001
Ratio of expenses before expense reductions (%)	2.95*	2.97	2.95	2.95*
Ratio of expenses after expense reductions (%)	2.75*	2.92	2.95	2.95*
Ratio of net investment income (loss) (%)	1.48*	.51	.06	(2.16)*
Portfolio turnover rate (%)	50*	24	22	20
[a] For the six months ended April 30, 2004 (Unaudited).
[b] For the period from May 29, 2001 (commencement of operations of Class C shares) to October 31, 2001.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charges.
[e] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class M
Years Ended October 31,	2004[a]	2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$ 21.78	$ 15.26	$ 18.95
Income (loss) from investment operations: Net investment income (loss)[c]	.32	.26	.18
Net realized and unrealized gain (loss) on investment transactions	1.45	6.30	(3.95)
Total from investment operations	1.77	6.56	(3.77)
Less distributions from: Net investment income	(.44)	(.14)	-
Redemption fees and other	-	.10[d]	.08
Net asset value, end of period	$ 23.11	$ 21.78	$ 15.26
Total Return (%)	7.98e**	43.87[e]	(19.47)f**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	11	11	9
Ratio of expenses before expense reductions (%)	1.89*	1.92	1.91*
Ratio of expenses after expense reductions (%)	1.63*	1.89	1.91*
Ratio of net investment income (loss) (%)	2.60*	1.54	1.10*
Portfolio turnover rate (%)	50*	24	22
[a] For the six months ended April 30, 2004 (Unaudited).
[b] For the period from December 14, 2001 (commencement of operations of Class M shares) to October 31, 2002.
[c] Based on average shares outstanding during the period.
[d] Includes a one time reduction in certain liabilities of an acquired fund.
[e] Total return would have been lower had certain expenses not been reduced.
[f] Shareholders redeeming shares held less than one year will have a lower total return due to the effect of the 2% redemption fee.
* Annualized
** Not annualized

Class AARP
Years Ended October 31,	2004[a]	2003	2002	2001	2000[b]
Selected Per Share Data
Net asset value, beginning of period	$ 21.65	$ 15.25	$ 17.40	$ 22.75	$ 23.51
Income (loss) from investment operations: Net investment income (loss)[c]	.30	.26	.21	.27	(.03)
Net realized and unrealized gain (loss) on investment transactions	1.44	6.28	(2.11)	(3.95)	(.73)
Total from investment operations	1.74	6.54	(1.90)	(3.68)	(.76)
Less distributions from: Net investment income	(.44)	(.14)	(.33)	(.18)	-
Net realized gains on investment transactions	-	-	-	(1.49)	-
Total distributions	(.44)	(.14)	(.33)	(1.67)	-
Redemption fees	-	.00***	.08	-	-
Net asset value, end of period	$ 22.95	$ 21.65	$ 15.25	$ 17.40	$ 22.75
Total Return (%)	7.96d**	43.20[d]	(10.83)	(17.08)	(3.23)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3.93		.17	.18	.02
Ratio of expenses before expense reductions (%)	1.87*	1.91	1.91	1.90	1.91*
Ratio of expenses after expense reductions (%)	1.76*	1.88	1.91	1.90	1.91*
Ratio of net investment income (loss) (%)	2.47*	1.55	1.10	1.33	(.15)**
Portfolio turnover rate (%)	50*	24	22	20	42
a For the six months ended April 30, 2004 (Unaudited).
[b] For the period from October 2, 2000 (commencement of operations of Class AARP shares) to October 31, 2000.
[c] Based on average shares outstanding during the period.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class S
Years Ended October 31,	2004[a]	2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 21.62	$ 15.23	$ 17.39	$ 22.74	$ 19.95	$ 19.02
Income (loss) from investment operations:
Net investment income (loss)[b]	.30	.26	.21	.27	.20[c]	.31
Net realized and unrealized gain (loss) on investment transactions	1.43	6.27	(2.12)	(3.95)	2.64	1.63
Total from investment operations	1.73	6.53	(1.91)	(3.68)	2.84	1.94
Less distributions from: Net investment income	(.43)	(.14)	(.33)	(.18)	(.05)	(.37)
Net realized gains on investment transactions	-	-	-	(1.49)	-	(.64)
Total distributions	(.43)	(.14)	(.33)	(1.67)	(.05)	(1.01)
Redemption fees	-	.00***	.08	-	-	-
Net asset value, end of period	$ 22.92	$ 21.62	$ 15.23	$ 17.39	$ 22.74	$ 19.95
Total Return (%)	7.92d**	43.19[d]	(10.89)	(17.08)	14.15	10.97
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	304	298	228	294	422	449
Ratio of expenses before expense reductions (%)	1.89*	1.92	1.91	1.90	1.80[e]	1.96
Ratio of expenses after expense reductions (%)	1.76*	1.90	1.91	1.90	1.79[e]	1.96
Ratio of net investment income (loss) (%)	2.47*	1.53	1.10	1.33	.80	1.61
Portfolio turnover rate (%)	50*	24	22	20	42	48
[a] For the six months ended April 30, 2004 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Net investment income per share includes non-recurring dividend income of $.05 per share.
[d] Total return would have been lower had certain expenses not been reduced.
[e] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.79% and 1.79%, respectively.
* Annualized ** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder Latin America Fund (the "Fund") is a non-diversified series of Scudder International Fund, Inc. (the "Corporation") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland Corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Prior to March 1, 2004, Class C shares were offered with an initial sales charge. Class C shares do not convert into another class. Class M shares were offered to a limited group of investors through an acquisition of assets and are not available for additional purchase. Class M shares may be exchanged for Class A shares without being subject to an initial sales charge. Shares of Class AARP are designed for members of AARP. Class S shares of the Fund are generally not available to new investors. Class M, AARP and S shares are not subject to initial or contingent deferred sales charges.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 2003, the Fund had a net tax basis capital loss carryforward of approximately $93,581,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2008 ($36,983,000), October 31, 2009, ($14,428,000), October 31, 2010 ($27,078,000) and October 31, 2011 ($15,092,000), the respective expiration dates, whichever occurs first, of which $36,983,000 may be subject to certain limitations imposed by sections 382-384 of the Internal Revenue Code.

The Fund may be subject to a 0.38% Contribuicao Provisoria sobre Movimentacao Financiera ("CPMF") tax which is applied to foreign exchange transactions representing capital inflows or outflows to the Brazilian market.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, forward currency contracts and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions, if any, will be determined at the end of the current fiscal year.

Redemption Fees. For the period from November 1, 2002 through December 14, 2002, upon the redemption or exchange of shares held by Class M shareholders for less than one year, a fee of 2% of the current net asset value of the shares was assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee was accounted for as an addition to paid-in capital.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended April 30, 2004, purchases and sales of investment securities (excluding short-term investments) aggregated $86,327,616 and $87,172,408, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 1.25% of the first $400,000,000 of the Fund's average daily net assets and 1.15% of such net assets in excess of $400,000,000, computed and accrued daily and payable monthly. Accordingly, for the six months ended April 30, 2004, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 1.25% of the Fund's average daily net assets.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), the Advisor provided or paid others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.675%, 0.725%, 0.700%, 0.65%, 0.65% and 0.65% of average daily net assets for Class A, B, C, M, AARP and S shares, respectively, computed and accrued daily and payable monthly.

The Administrative Agreement between the Advisor and the Fund terminated March 31, 2004 and beginning April 1, 2004, the Fund directly bears the cost of those expenses formerly covered under the Administrative Agreement.

Effective October 1, 2003 through September 30, 2005, the Advisor has agreed to contractually waive all or a portion of its management fee and/or administrative fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 1.75% of average daily net assets (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, organizational and offering expenses and director and director counsel fees). In addition, for the period November 1, 2003 through March 31, 2004, the Advisor voluntarily agreed to waive a portion of its Administrative Fee on Class M shares of the Fund to the extent necessary to maintain the operating expenses of Class M at 1.60% of average daily net assets (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, director and director counsel fees).

For the period November 1, 2003 through March 31, 2004, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Not Imposed
Class A	$ 25,020	$ 6,776
Class B	951	298
Class C	6,665	1,803
Class M	32,374	14,997
Class AARP	5,563	1,264
Class S	896,559	207,944
	$ 967,132	$ 233,082

Service Provider Fees.

Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class A, B, C and M shares of the Fund. Scudder Service Corporation ("SSC"), a subsidiary of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class AARP and S shares of the Fund. Pursuant to a sub-transfer agency agreement between SISC and SSC and DST Systems, Inc. ("DST"), SISC and SSC have delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by SISC and SSC, not by the Fund. For the period April 1, 2004 through April 30, 2004, the amounts charged to the Fund by SISC and SSC were as follows:

Services to Shareholders	Total Aggregated	Not imposed	Unpaid at April 30, 2004
Class A	$ 1,170	$ -	$ 1,170
Class B	120	54	66
Class C	300	194	106
Class M	2,700	563	2,137
Class AARP	390	-	390
Class S	51,690	4,128	47,562
	$ 56,370	$ 4,939	$ 51,431

Scudder Fund Accounting Corporation ("SFAC"), an affiliate of the Advisor, is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. SFAC has retained State Street Bank and Trust Company to provide certain administrative, fund accounting and record-keeping services to the Fund. For the period April 1, 2004 through April 30, 2004, the amount charged to the Fund by SFAC for accounting services aggregated $33,690, all of which is unpaid at April 30, 2004.

Prior to April 1, 2004, the service provider fees outlined above were paid by the Advisor in accordance with the Administrative Agreement.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended April 30, 2004, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at April 30, 2004
Class B	$ 1,207	$ 220
Class C	7,494	200
	$ 8,701	$ 420

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon assets of shareholder accounts the firms service. For the six months ended April 30, 2004, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at April 30, 2004	Annualized Effective Rate
Class A	$ 9,208	$ 2,649.19%
Class B	403	86.25%
Class C	2,498	537.25%
	$ 12,109	$ 3,272

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended April 30, 2004 aggregated $6,102. There were no underwriting commissions paid in connection with the distribution of Class C shares for the six months ended April 30, 2004.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended April 30, 2004, the CDSC for Class B and Class C shares aggregated $693 and $448, respectively.

Directors' Fees and Expenses. The Fund pays each Director not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust"), and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

Other Related Parties. AARP through its affiliate, AARP Services, Inc., monitors and oversees the AARP Investment Program from Scudder Investments, but does not act as an investment advisor or recommend specific mutual funds. DeIM has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in AARP Class shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP Classes of all funds managed by the DeIM. The fee rates, which decrease as the aggregate net assets of the AARP Classes become larger, are as follows: 0.07% for the first $6 billion of net assets, 0.06% for the next $10 billion of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

D. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements and their prices more volatile than those of comparable securities in the United States of America.

E. Line of Credit

The Fund and several other affiliated Funds (the "Participants") share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 25 percent of its net assets under the agreement. At the end of the period, $2,400,000 was outstanding. Interest expense incurred on the borrowings amounted to $1,032 for the six months ended April 30, 2004. The average dollar amount of the borrowings was $73,611 and the weighted average interest rate on these borrowing was 1.401%.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended April 30, 2004		Year Ended October 31, 2003
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	428,105	$ 10,633,631	750,805	$ 13,636,649
Class B	11,769	296,923	11,293	216,127
Class C	232,043	5,723,732	11,180	214,224
Class M	-	-	-	-
Class AARP	126,274	3,210,109	40,236	802,310
Class S	513,563	12,804,162	847,024	15,506,359
		$ 32,668,557		$ 30,375,669
Shares issued in tax-free reorganization
Class M	-	-	-	$ 57,604
Shares issued to shareholders in reinvestment of distributions
Class A	4,007	$ 95,767	65	$ 1,048
Class B	83	1,996	-	-
Class C	93	2,223	-	-
Class M	5,005	120,512	3,024	48,874
Class AARP	1,028	24,581	90	1,455
Class S	231,747	5,536,448	120,798	1,948,464
		$ 5,781,527		$ 1,999,841
Shares redeemed
Class A	(472,647)	$ (11,161,615)	(491,981)	$ (9,275,535)
Class B	(8,925)	(226,176)	(3,747)	(70,333)
Class C	(224,903)	(5,784,216)	(1,213)	(22,823)
Class M	(39,272)	(976,596)	(116,362)	(2,083,865)
Class AARP	(60,712)	(1,517,153)	(8,128)	(155,517)
Class S	(1,294,800)	(31,723,248)	(2,099,227)	(37,023,494)
		$ (51,389,004)		$ (48,631,567)
Redemption fees	-	-	-	$ 7,349
Net increase (decrease)
Class A	(40,535)	$ (432,217)	258,889	$ 4,362,162
Class B	2,927	72,743	7,546	145,794
Class C	7,233	(58,261)	9,967	191,401
Class M	(34,267)	(856,084)	(113,338)	(1,970,038)
Class AARP	66,590	1,717,537	32,198	648,248
Class S	(549,490)	(13,382,638)	(1,131,405)	(19,568,671)
		$ (12,938,920)		$ (16,191,104)

G. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. We are unable to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, Deutsche Asset Management ("DeAM") and its affiliates, certain individuals, including in some cases Fund Trustees/Directors, and other parties. DeAM has undertaken to bear all liabilities and expenses incurred by the Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding fund valuation, market timing, revenue sharing or other subjects of the pending inquiries. Based on currently available information, DeAM believes the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect its ability to perform under its investment management agreements with the Scudder funds.

Account Management Resources

For shareholders of Classes A, B, C and M

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities can be found on our Web site - scudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy without charge, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Class A	Class B	Class C	Class M
Nasdaq Symbol	SLANX	SLAOX	SLAPX	SLALX
CUSIP Number	811165-737	811165-729	811165-711	811165-638
Fund Number	474	674	774	174

For shareholders of Class AARP and Class S

	AARP Investment Program Shareholders	Scudder Class S Shareholders
Automated Information Lines	Easy-Access Line (800) 631-4636	SAIL™ (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Sites	aarp.scudder.com	myScudder.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 253-2277 To speak with an AARP Investment Program service representative.	(800) SCUDDER To speak with a Scudder service representative.
Written Correspondence	AARP Investment Program from Scudder Investments PO Box 219735 Kansas City, MO 64121-9735	Scudder Investments PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities can be found on our Web sites - aarp.scudder.com or myScudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy without charge, call your service representative.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class AARP	Class S
Nasdaq Symbol	SLAMX	SLAFX
Fund Number	174	074

Privacy Statement

This privacy statement is issued by Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Scudder Distributors, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

For AARP shareholders only: Certain investors in the AARP Investment Program are advised that limited nonpublic personal information is shared with AARP and its subsidiary AARP Services Inc. (ASI). This includes an investor's status as a current or former Program participant, name, address, and type of account maintained (i.e. IRA or non-IRA). This information must be shared so that ASI can provide quality control services, such as monitoring satisfaction with the Program. However, AARP and ASI may also use this information for other purposes such as member research, and may share this information with other AARP providers to inform members of AARP benefits and services. Shareholders residing in states with certain state specific privacy restrictions are excluded from this information sharing. All other shareholders may instruct us in writing not to share information regarding themselves or joint account holders with AARP or ASI for any purposes unrelated to the AARP Investment Program. With respect to accounts that are jointly held, an opt-out request received from any of the joint account holders will be applied to the entire account.

Questions on this policy may be sent to:

For Class AARP:
AARP Investment Program, Attention: Correspondence,
P.O. Box 219735, Kansas City, MO 64121-9735

For Class S:
Scudder Investments, Attention: Correspondence,
P.O. Box 219669, Kansas City, MO 64121-9669

For all other classes:
Scudder Investments, Attention: Correspondence - Chicago
P.O. Box 219415, Kansas City, MO 64121-9415

August 2003

Notes

ITEM 2.         CODE OF ETHICS.

                        Not applicable.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

                        Not applicable.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                        Not applicable.

ITEM 5.         [RESERVED]

ITEM 6.         [RESERVED]

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                        Not applicable.

ITEM 8.         [RESERVED]

ITEM 9.         SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Committee on Independent Trustees/Directors selects and nominates
Independent Trustees/Directors. Fund shareholders may also submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of the Trust, Two
International Place, Boston, MA 02110.

ITEM 10.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

During the filing period of the report, fund management identified a significant deficiency relating to the overall fund expense payment and accrual process.
This matter relates primarily to a bill payment processing issue. There was no material impact to shareholders, fund net asset value, fund performance or the accuracy of any fund's financial statements. Fund management discussed this matter with the Registrant's Audit Committee and auditors, instituted additional procedures to enhance its internal controls and will continue to develop additional controls and redesign work flow to strengthen the overall control environment associated with the processing and recording of fund expenses.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the filing period that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 11.        EXHIBITS.

(a)(1)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Latin America Fund

By:                                 /s/Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               June 29, 2004
                                    ---------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                          Scudder Latin America Fund

By:                                 /s/Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               June 29, 2004
                                    ---------------------------

By:                                 /s/Charles A. Rizzo
                                    ---------------------------
                                    Charles A. Rizzo
                                    Chief Financial Officer

Date:                               June 29, 2004
                                    ---------------------------